Prospectus supplement dated December 28, 2015
to the following prospectus(es):
America's marketFLEX VUL prospectus dated May 1, 2008
Eagle Choice Annuity prospectus dated May 1, 2001
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
•	At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on December 9, 2015, the Board approved the termination of Neuberger Berman Management LLC ("Neuberger Berman") as subadviser to the NVIT Multi-Manager Small Company Fund (the "Fund"), and approved the appointment of Jacobs Levy Equity Management, Inc. ("Jacobs Levy") as a new subadviser to the Fund. This change is anticipated to take effect on or before December 31, 2015 (the "Effective Date").
GWP-0581